GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS

GENWORTH FINANCIAL CONTRA FUND

PROSPECTUS FEB 1, 2007
As supplemented dated April 2, 2007

As with all mutual funds, the Securities and Exchange Commission (“SEC”) does not guarantee that the information in this Prospectus is accurate or complete, nor has it judged the above fund for investment merit. It is a criminal offense to state otherwise.

Contents

Investments, Risks and Performance
More About Risk
Management
Account Policies
Shareholder Services
Distribution Policies and Taxes
Frequent Trading
Financial Highlights
For Additional Information	Back Cover

Investments, Risks and Performance

GOAL AND STRATEGIES

Genworth Financial Contra Fund (the “Fund”) seeks to provide protection against declines in the value of the U.S. equity allocation of certain assets managed by Genworth Financial Asset Management, Inc. (“GFAM”) for its private advisory clients. This investment goal may be changed by the Board of Trustees without shareholder approval. The Fund is a no-load, non-diversified investment series of Genworth Financial Asset Management Funds (the “Trust”).

As the Fund’s  investment adviser, GFAM analyzes various mutual funds and directly held securities owned by certain of its private advisory clients and performs a statistical analysis of the return characteristics of these securities at an individual-security and/or the portfolio-level. Because mutual fund companies are not required to report their individual securities holdings directly to GFAM, this periodic analysis may include a review of historic security holdings of the mutual funds, as described in public documents. Likewise, in the case of directly held securities, this periodic analysis may include a review of historic holdings or recommendations for client accounts.

Based on this analysis, GFAM determines a composite performance benchmark -- which it calls the Equity Hedging Benchmark.  It then instructs Credit Suisse Asset Management, LLC ("Credit Suisse"), the Fund's sub-adviser, of the nature, timing, and performance expectations related to and associated with this Equity Hedging Benchmark.  Credit Suisse then uses a quantitative and qualitative investment process to select investments designed to provide protection against severe declines in the performance of the broad-based equity market beyond predetermined levels as reflected by the Equity Hedging Benchmark.  As a result of these hedging investment techniques, the value of your investment in the Fund generally may decrease when the value of the Equity Hedging Benchmark appreciates.  Conversely, when the value of the Equity Hedging Benchmark decreases, the value of your investment in the Fund generally will increase.

Investments, Risks and Performance (continued)

PORTFOLIO INVESTMENTS

To achieve its investment goal, the Fund intends to use the following instruments:

•	options on securities and stock indexes;

•	stock index futures contracts;

•	options on stock index futures contracts; and

•
DIAMONDS (Dow Jones Industrial Average Model New Depositary Shares) and SPDRs (Standard & Poor’s Depositary Receipts), which are exchange traded funds (ETFs) intended to track the performance and dividend yield of the Dow Jones Industrial Average and the Standard & Poor’s 500 Index (the “S&P Index”), respectively.

To the extent that the Fund invests in DIAMONDS or SPDRs, the Fund will indirectly bear its proportionate share of the expenses of the underlying investment vehicle issuing these instruments.

Defensive investing. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market instruments. If the Fund takes a temporary defensive position, it may be unable to achieve its investment goal. The Fund may also engage, to a limited extent, in other investment practices in order to achieve its investment goal. GFAM and Credit Suisse currently intend to pursue the Fund’s investment goal regardless of market conditions.

The Fund will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities or the purchase of options on securities indexes.

RISK FACTORS

Investment in the Fund involves special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks when considering an investment in the Fund. The Fund alone does not constitute a balanced investment plan. Investors could lose money on their investments in the Fund, or the Fund may not perform as well as other investments.

The value of your investment in the Fund is designed to increase during times when the value of the Equity Hedging Benchmark is decreasing. Conversely, when the value of the Equity Hedging Benchmark increases, the value of your investment in the Fund should decrease. The Fund is subject to the following principal risk factors:

Available Information Risk. Because the mutual funds held for GFAM’s clients are not required to report their securities holdings to GFAM, and because GFAM may not know what securities will be held directly for clients, GFAM may be unable to determine the current market exposure of the Equity Hedging Benchmark, and thus may have imperfect knowledge of the exact risks to be hedged.

Investments, Risks and Performance (continued)

Benchmark Risk. The Equity Hedging Benchmark is based on the securities holdings,of certain GFAM private advisory clients,  which include various mutual funds and directly held securities. Therefore, an individual’s investment portfolio may differ from the Equity Hedging Benchmark. As a result, when the Fund selects investments designed to provide protection against the declines in the performance of the Equity Hedging Benchmark, the hedge may not be successful in achieving its intended goal with respect to any particular individual investment portfolio.

Derivatives Risk. The Fund’s use of options, futures and options on futures (“derivatives”) involves additional risks and transaction costs, such as (i) adverse changes in the value of these instruments, (ii) imperfect correlation between the price of derivatives and movements in the price of the underlying securities, index or futures contracts, (iii) the fact that use of derivatives requires different skills than those needed to select portfolio securities, and (iv) the possible absence of a liquid secondary market for a particular derivative at any moment in time.

Exposure Risk. Certain investments (such as options and futures) and certain practices may have the effect of magnifying declines as well as increases in the Fund’s net asset value. Losses from buying and selling futures can be unlimited.

Management Risk. There is a risk that a strategy used by the Fund may fail to produce the intended result. This risk is common to all mutual funds.

Market Risk. The market value of a security may move up and down, sometimes rapidly and unpredictably. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Market risk is common to most investments, including stocks and bonds, and the mutual funds that invest in them.

Portfolio Turnover Rate Risk. The Trust anticipates that investors that are part of a tactical or strategic asset allocation strategy may frequently redeem shares of the Fund, which will cause the Fund to experience higher portfolio turnover. A higher portfolio turnover rate may result in the Fund paying more brokerage commissions and generating greater tax liabilities for shareholders. Additionally, high portfolio turnover may adversely affect the ability of the Fund to meet its investment goals.

Regulatory Risk. At times, the Fund may be constrained in its ability to use futures, options on futures or other derivatives by an unanticipated inability to close positions when it would be most advantageous to do so.

Investments, Risks and Performance (continued)

Trading Halt Risk. Certain major exchanges on which options and futures contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract’s price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs before the close of a trading day, the Fund may not be able to purchase or sell options or futures contracts. In such an event, the Fund also may be required to use a “fair-value” method to price its outstanding contracts.

To the extent that the Fund invests in certain securities, the Fund may be affected by additional risks as discussed in “More About Risk.” Please read “More About Risk” carefully before you invest in the Fund.

PERFORMANCE INFORMATION

The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based unmanaged securities market index of large capitalization companies. The bar chart and the information below show performance of the Fund’s shares. Unlike the bar chart, the performance for shares in the Average Annual Total Returns table reflects the impact of the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Total Return

1999 -48.38%

2000  35.43%

2001  88.26%

2002  117.92%

2003 -77.40%

2004 -99.85%

2005 -99.70%

2006  -96.80%

HIGHEST AND LOWEST QUARTER RETURNS
(for periods shown in the bar chart)

Highest: 98.57% in 3rd Quarter 2002. Lowest: -90.20% in 4th Quarter 2004.

Average Annual Total Returns Calendar Years Ended December 31, 2006

	1 year*	5 years*	Since inception*	Inception date
Return Before Taxes	-96.80%	-96.43%	-86.19%	12/07/98
Return After Taxes on Distributions(1)	-96.81%	-100.00%	-100.00%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-62.92%	-100.00%	-100.00%
S&P 500 Index(2)	15.79%	6.19%	3.84%	**

(1)  After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investments, Risks and Performance (continued)

(2)  The S&P 500 Index is an unmanaged market-value weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in the index. Index performance does not reflect deductions for fees, expenses or taxes.

* During the periods shown, GFAM may have reduced or waived certain expenses which would have otherwise lowered the Fund’s total returns.

** Index performance begins on December 7, 1998.

Investments, Risks and Performance (continued)

FEE TABLE

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. “Shareholder Fees” are paid from your account. “Annual Fund Operating Expenses” are paid out of Fund assets, so their effect is included in the share price. “Annual Fund Operating Expense” figures are for the fiscal year ended September 30, 2006.

Shareholder Fees (paid directly from your investment) Sales charge (load) on purchases Deferred sales charge (load) Redemption fees	None None None
Annual Fund Operating Expenses (deducted from Fund assets)
Management fee	1.20%
Distribution and service (12b-1) fees	None
Other expenses	2.78%
Total Annual Fund Operating Expenses	3.98%*

* As a result of a voluntary expense limitation by GFAM, the ratio of expenses to average net assets of the Fund will not exceed 1.75%. GFAM may waive a portion of its fee or reimburse expenses in order to maintain expenses below this limitation. This expense limitation may be discontinued at any time without notice.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example, however, is only hypothetical and your actual costs may be higher or lower.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: 3 Years: 5 Years: 10 Years:

$400     $1,212   $2,041    $4,189

More About Risk

GENERALLY

The Fund’s risk profile is largely defined by the Fund’s investment goal and principal strategies. The principal risks of investing in the Fund are described in the Fund description above. Before you invest, please make sure you understand the risks that apply to the Fund. As with any mutual fund, there is no guarantee that you will make money over any period of time and you could lose money by investing in the Fund. All investments involve some level of risk. Simply defined, risk is the possibility that you may lose money or not make money.

More About Risk (continued)

Investments in the Fund are not bank deposits. They are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may use certain investment practices that have higher risks and opportunities associated with them. However, the Fund has limitations and policies designed to reduce these risks. To the extent the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively.

OTHER TYPES OF INVESTMENT RISKS

Correlation Risk. The risk that changes in the value of a hedging instrument will not match those of the investment being hedged. Hedging is the use of one investment to offset the effects of another. Incomplete correlation can result in unanticipated risks.

Credit Risk. The risk that the issuer of a security, or the counterparty to a con-tract, will default or otherwise become unable to honor a financial obligation.

Early Closing Risk. The risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

Information Risk. The risk that key information about an issuer, security or market is inaccurate or unavailable.

Interest Rate Risk. The risk of a decline in an investment’s market value attributable to changes in interest rates. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on Fund management or performance.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Valuation Risk. The risk that the Fund has valued certain of its securities at a higher price that it can sell them for.

Nondiversification Risk. The risk that adverse events affecting a single issuer or counterparty could cause a larger loss than if the Fund’s investments were more diversified among a larger number of issuers or counterparties. The Fund is technically not diversified primarily because the Options Clearing Corporation (“OCC”) is considered the issuer of the exchange-traded index options in which the Fund invests. In the unlikely event of the failure of the OCC or its inability to fulfill its obligations with respect to the options it has issued, the value of those options may decline and therefore, the value of the investment in the Fund, more than if the Fund held a diversified portfolio of investments.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

Management

ABOUT THE BOARD OF TRUSTEES

The Board of Trustees of the Trust supervises the Fund’s business affairs. The Board approves all significant agreements between the Fund and the Fund’s service providers.

ABOUT THE INVESTMENT ADVISERS

The Investment Adviser. GFAM is located at 16501 Ventura Blvd., Suite 201,
Encino, CA 91436. As investment adviser to the Fund, GFAM is responsible for:
•	managing the day-to-day operations and business activities of the Fund;

•	determining the level and nature of the downside protection desired for the Fund;

•	evaluating and selecting a qualified investment sub-adviser to manage the Fund’s assets according to its investment goal and strategies;

•	monitoring the activities of the Fund’s sub-adviser and other vendors; and
•	providing office space and equipment.

GFAM, a registered investment adviser, managed approximately $4.4 billion in separate account assets as of September 30, 2006.

GFAM is a wholly-owned indirect subsidiary of Genworth Financial, Inc. (“Genworth”), a publicly traded company. Genworth is one of the largest insurance and financial services holding companies in the U.S., and has an expanding international presence. Headquartered in Richmond, Virginia,  Genworth serves the life and lifestyle protection, retirement income, investment and mortgage insurance needs of more than 15 million customers.
The Sub-Adviser. GFAM has engaged Credit Suisse Asset Management, LLC to manage all or a portion of the Fund’s portfolio according to its investment goal and strategies and any instructions received from GFAM.

Credit Suisse Asset Management, LLC, located at Eleven Madison Avenue, New York, New York 10010 is part of the asset management business of Credit Suisse, one of the world's leading banks.  Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide.  The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.  As of September 30, 2006, the asset management business of Credit Suisse had approximately $526 billion in assets under management.

Management Fees. During the fiscal year ended September 30, 2006 the Fund paid GFAM an investment management fee at the annual rate of 1.20% (based on a percentage of the Fund’s average daily net assets).

Management (continued)

From this amount, the investment adviser pays the sub-adviser an annual sub-advisory fee of 0.85% of the average daily net assets of the Fund for its services to the Fund. The Fund is not responsible for payment of the annual sub-advisory fee.

MEET THE PORTFOLIO MANAGERS

The advisory committee described below is primarily responsible for the day-to-day management of the Fund.

Credit Suisse utilizes a team of portfolio managers and traders to manage the Fund (the “Credit Suisse Committee”). The Credit Suisse Committee presently includes Nelson Louie, Director, Kam T. Poon, Director, Andrew S. Lenskold, Vice President and Christopher Burton, Vice President. Credit Suisse has served as sub-adviser since the Fund’s inception.

NELSON LOUIE, Director. He joined Credit Suisse in 1993 from Bankers Trust, where he was an operations specialist within its funds management group. Mr. Louie is currently responsible for overseeing trading and portfolio management of the team’s derivatives-based hedging strategies, enhanced indexing strategies and excess return strategies. Mr. Louie holds a B.A. in economics from Union College.

KAM T. POON, Director. Mr. Poon is responsible for the management of the cash portion of the Fund. He is a fixed income portfolio manager/trader focusing on government and agency securities, as well as interest-rate futures. He also trades taxable and tax exempt money market securities. He joined Credit Suisse in 1997 from the Bank of New York. Mr. Poon holds B.S. and M.B.A. degrees in finance from New York University’s Stern School of Business.

CHRISTOPHER BURTON, Vice President, is a Portfolio Manager and Trader specializing in derivatives. Mr. Burton is responsible for analyzing and implementing hedging strategies, index strategies, and excess return strategies for the Fund. Prior to joining Credit Suisse in 2005, Mr. Burton served as an Analyst and Derivatives Strategist with Putnam Investments where from 2002 to 2005 he developed analytical tools and managed options based yield enhancement strategies as well as exposure management strategies. Mr. Burton earned a BS in Economics with concentrations in Finance and Accounting from the University of Pennsylvania’s Wharton School of Business.

ANDREW S. LENSKOLD, Vice President. Mr. Lenskold is responsible for the management of the cash portion of the Fund. He joined Credit Suisse in 2003 as a portfolio manager for cash and enhanced cash portfolios, and provides trade support for the firm’s derivative’s group. He has extensive experience as a fixed income trader focusing on cash and short-term instruments. In 2001 he joined Abbey National Treasury Services, where he worked in sales and marketing for short-term fixed income products. Mr. Lenskold holds a B.A. in political science from Yale University and an M.B.A. in accounting and finance from Washington University.

Management (continued)

ADDITIONAL INFORMATION

The SAI provides additional information about each portfolio manager’s compensation structure, other managed accounts and ownership of securities in the Fund. A discussion of the basis for the Board of Trustees’ approval of the Fund’s advisory and sub-advisory agreements is in the Fund’s Semi-Annual Report, dated March 31, 2006.

Account Policies

PRICING OF SHARES

You pay no sales charges on initial or subsequent investments in the Fund. Your price for Fund shares is the Fund’s net asset value (“NAV”) per share, which is generally calculated at the later of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time) or the time for settlement of the Fund’s options and futures contracts, if any (typically 4:15 p.m. Eastern time), each day the Exchange is open for business. Your purchase order will be priced at the next NAV calculated after your order is received by the Fund. Your redemption request will be priced at the next NAV calculated after the Fund receives the request in proper form.

Options and futures contracts purchased and held by the Fund are valued at the closeof the securities or commodities exchanges on which they are traded (typically 4:15 p.m. Eastern time). Stock index options will be valued at the mean between the bid and ask quotations. The times reference above are referred to as “Valuation Times.” The Fund values its securities and other holdings based on market quotations or, where market quotations are not readily available or are believed not to reflect market value, as reflected by exchanges, at Valuation Times, based on fair value as determined in good faith using consistently applied procedures established by the Fund’s Board. The effect of valuing Fund holdings at fair value may be that the price determined may be different than the price determined using market quotations or another methodology and may not reflect the price at which the Fund could sell the asset. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect the investments’ value.

Some Fund securities may be listed on foreign exchanges that are open on days (such as Saturdays) when the Fund does not compute their prices. This could cause the value of the Fund’s portfolio investments to be affected by trading on days when you cannot buy or sell shares.

BUYING SHARES

The Fund is designed for professional money managers and knowledgeable investors who intend to invest in the Fund as part of a strategic or tactical asset allocation investment strategy. The Fund is not designed to be a stand-alone investment vehicle, but rather is to be used with certain other investments to provide a balance to the risks inherent in those investments.

Currently, only investors who have entered into an investment management agreement with GFAM are eligible to have shares of the Fund purchased for their custodial account. GFAM provides investors asset allocation services with respect to the Fund and other mutual funds based on an evaluation of an investor’s investment goals, risk preferences and investment time horizons. The Fund was developed to afford GFAM ready access to certain strategies designed to facilitate management of the risks inherent in allocating their clients’ assets among other available investment options. GFAM charges its clients fees for its services in addition to the expenses charged by the Fund. Investors should consult their investment professionals for more information.

Account Policies (continued)

In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, we will not be able to open a custodial account for you which holds Fund shares. If we are unable to verify your identity or the identity of any person authorized to act on your behalf, we reserve the right to close your account and/or take such other action we deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the net asset value per share next calculated after the determination has been made to close your account.

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. In its discretion, subject to review by the Board, GFAM may waive the above minimum investment requirements.

SELLING SHARES

When selling shares, orders will be processed promptly and you will generally receive the proceeds within a week. Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen business days.

If the shares to be redeemed have a value of $100,000 or more, the Fund may require that your signature have an original Medallion Signature Guarantee from any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within 30 days of your redemption request, your signature must have a Medallion Signature Guarantee regardless of the value of the shares being redeemed.

A signature guarantee helps protect against fraud. Please call us to ensure that your signature guarantee will be processed correctly.

Account Policies (continued)

GENERAL POLICIES

Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the Fund takes reasonable measures to verify the order.

The Fund reserves the right to:

•	refuse any purchase request that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading;

•	refuse any purchase request in excess of 1% of the Fund’s total assets;

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions;

•	change its minimum investment amounts;

•
delay sending out redemption proceeds for up to seven days if doing so sooner would adversely affect the Fund (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions); and

•	make a “redemption in kind” (payment in portfolio securities rather than cash) if the amount you are redeeming is large enough to affect Fund operations.

Shareholder Services

ACCOUNT STATEMENTS

You will automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Distribution Policies and Taxes

DISTRIBUTIONS

As a Fund investor, you will receive distributions.
The Fund may earn dividends from stocks and interest from bond, money market and other investments. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. The Fund generally pays dividends from its net income and makes capital gain distributions annually. The Fund’s capital gains are usually distributed in November or December.

Distributions will be automatically reinvested.

TAXES

As with any investment, you should consider how your investment in the Fund will be taxed. Unless your account is an IRA or other tax-advantaged account, you should be aware of the potential tax implications. Please consult your tax professional concerning your own tax situation.

Taxes on Distributions. As long as the Fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Distributions you receive from the Fund, whether reinvested or taken in cash, are generally considered taxable. Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Distributions from the Fund’s long-term capital gains are taxed as long-term capital gains regardless of how long you have held Fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed at long-term capital gain rates to the extent the distributions are attributable to “qualifying dividend income” received by the Fund. “Qualified dividend income” generally consists of dividends from U.S. corporations (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) and certain foreign corporations, provided that the Fund satisfies certain holding period and other requirements.

Some dividends paid in January may be taxable as if they had been paid the previous December. If you buy shares shortly before or on the “record date” (the date that establishes you as the person to receive the upcoming distribution) you will receive a portion of the money you just invested in the form of a taxable distribution.

Taxes on Transactions. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain orl oss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

Distribution Policies and Taxes (continued)

Backup withholding. If you fail to provide your correct taxpayer identification number on your application, or you have been notified by the IRS that you are subject to backup withholding, the Fund may withhold a portion of your dividends, distributions and redemption proceeds for federal taxes. In the case of an individual, your taxpayer identification number is your social security number.

Frequent Trading

Short-term or excessive trading (“frequent trading”) of a mutual fund’s shares by shareholders is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund’s portfolio securities and the reflection of that change in the fund’s share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund’s portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading could pose the risk of lower returns for long-term shareholders of the Fund.

Because all transactions in Fund shares are directed by GFAM, market timing by investors is unlikely to occur.

Nonetheless, the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund’s management or otherwise. The Fund’s procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

Financial Highlights

    The financial highlights tables are intended to help you understand the performance of the Fund since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions. The following tables were derived from financial statements which were audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report (available upon request).

Genworth Financial Contra Fund(1)	2006	2005(2)	2004	2003	2002
Net Asset Value, Beginning of Year	$31.09	$50,000.00	$9,910,000.00	$51,350,000.00	$50,350,000.00
Income (Loss) From Operations:
Net investment income (loss)	0.04	(0.00)*	(0.00)*	(120,000.00)	(310,000.00)
Reprocessing adjustment	1.33(3)	--------	---------	---------	---------
Net realized and unrealized gain (loss)	(30.37)	(49,698.91)	(9,860,000.00)	(22,710,000.00)	18,240,000.00
Total Income (Loss) From Operations	(29.00)	(49,968.91)	(9,860,000.00)	(22,830,000.00)	17,930,000.00
Less Distribution From:
Net realized gains	------	------	------	(18,610,000.00)	(16,930,000.00)
Net Asset Value, End of Year	$2.09	$31.09	$50,000.00	$9,910,000.00	$51,350,000.00
Total Return	(94.52)%	(99.94)%	(99.50)%	(48.83)%	95.70%
Net Assets, End of Year	$21,662,897	$12,535,248	$17,838,409	$86,351,888	$165,882,092
Ratios to Average Net Assets:
Net Expenses	1.75%	1.75%	1.75%	1.51%	1.72%
Expenses before voluntary
expense reimbursement	3.98%	5.05%	1.85%	1.51%	1.72%
Net investment income (loss)	0.91%	(0.94)%	(0.79)%	(0.79)%	(1.14)%
Portfolio turnover rate	0%	0%	0%	0%	0%

(1)	Per share amounts have been calculated using the monthly average shares method

(2)	During the year ended September 30, 2005, the Fund effected the following reverse stock splits: (i) October 6, 2004 1 for 100; (ii) June 3, 2005 1 for 10; and (iii) September 12, 2005 1 for 1,000

All historical per share information has been retroactively adjusted to reflect these reverse stock splits.

(3)	Represents processing adjustments impacting net assets and shares outstanding. Total return based on revised amounts.

*	Amount represents less than $0.01 per share.

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For Additional Information

More information about the Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

These reports include financial statements, portfolio investments and detailed performance information. The annual report also provides a discussion of the market conditions and investment strategies that significantly affected Fund performance during the last fiscal year and includes the independent registered public accounting firm’s report.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
The SAI provides more details about the Fund and its investments. A current SAI has been filed with the SEC and is incorporated by reference (is legally considered part of this Prospectus).

Please contact the Trust to obtain more information about the Fund, inquire about your account or request a free copy of the current annual/semi-annual report or SAI:

·	By telephone: 800-238-0810
·	By mail: Genworth Financial Asset Management Funds
16501 Ventura Blvd., Suite 201
Encino, CA 91436

You can also obtain copies of the SAI and other information about the Fund from your Investment Professional.  The SAI and Annual/Semi-Annual Reports are not available via the internet because the Trust does not maintain a website.
You may visit the SEC’s Internet Website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies of this information by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by sending your request electronically at public.info@sec.gov. You may review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. To find out more about the public reference room, call the SEC at 202-551-8090.

Investment Adviser:
Genworth Financial Asset Management, Inc.
16501 Ventura Blvd., Suite 201
Encino, CA 91436

Custodian:
U.S. Bank National Association
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Fund Accountant, Fund Administrator and Transfer Agent:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Sub-adviser:
Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, NY 10010

Counsel:
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105-3441

Independent Registered Public
Accounting Firm:
KPMG LLP
777 East Wisconsin Avenue, Suite 1500
Milwaukee, WI 53202

Distributor:
Capital Brokerage Corporation
6620 West Broad Street
Building 2
Richmond VA, 23230

SEC File No.: 811-8977